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                       VANGUARD(R) U.S. STOCK INDEX FUNDS
               SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 1, 2000

AN IMPORTANT MESSAGE ABOUT ADMIRAL(TM) SHARES
Vanguard Total Stock Market Index Fund, Vanguard 500 Index Fund, Vanguard Extended Market Index Fund, Vanguard Small-Cap Index Fund, Vanguard Value Index Fund, and Vanguard Growth Index Fund will begin offering their Admiral Shares on November 13, 2000. Any purchases into these Funds prior to this date will be for Investor Shares. Once Admiral Shares are available, Fund accounts meeting the minimum balance and tenure requirements will be eligible for tax-free conversion to Admiral Shares.

For more information on Vanguard's Admiral program, including conversion details, please contact us at 1-800-662-7447.

(C)2000 The Vanguard Group, Inc. All rights reserved.               PS40N 112000
Vanguard Marketing Corporation, Distributor.